UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Retail Properties of America, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. 0000148015_1 R1.0.0.11699 RETAIL PROPERTIES OF AMERICA, INC. Annual Meeting October 09, 2012 October 09, 2012 10:00 AM CDT July 13, 2012 Hilton Dallas/Southlake Town Sqaure 1400 Plaza Place, Southlake, Texas, 76092

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX 0000148015_2 R1.0.0.11699 1. Annual Report 2. Notice & Proxy Statement 3. Mailing Insert Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 21, 2012 to facilitate timely delivery.

Voting items 0000148015_3 R1.0.0.11699 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 KENNETH H. BEARD 02 FRANK A. CATALANO, JR. 03 PAUL R. GAUVREAU 04 GERALD M. GORSKI 05 STEVEN P. GRIMES 06 RICHARD P. IMPERIALE 07 KENNETH E. MASICK 08 BARBARA A. MURPHY The Board of Directors recommends you vote FOR the following proposal(s): 2 Approval of an advisory resolution on executive compensation. 3 Ratification of Deloitte & Touche LLP as RPAI's independent registered public accounting firm for 2012. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

***IMPORTANT MESSAGE ABOUT VOTING YOUR SHARES*** Recently, NYSE and SEC rule changes were enacted changing how shares held in brokerage accounts are voted in director elections. If YOU do not vote your shares on proposal one (Election of Directors), your brokerage firm can no longer vote them for you; your shares will remain unvoted. Previously, if your broker did not receive instructions from you, they were permitted to vote your shares for you in director elections. However, starting January 1, 2010, under changes to NYSE Rule 452, brokers will no longer be allowed to vote uninstructed shares. Therefore, it is very important that you vote your shares for all proposals including the election of directors. In addition to checking the appropriate boxes on the enclosed vote instruction form, signing and returning it in the enclosed postage paid envelope, there are two additional convenient ways to vote that are available 24 hours a day: Do not return your vote instruction form if you are voting by Internet or Telephone Vote by Telephone Call toll-free on a touch-tone phone in the U.S. or Canada Follow these four easy steps: 4 Read the accompanying Proxy materials. 4 Call the toll-free phone number printed on the enclosed vote instruction form. 4 Have your vote instruction form in hand when you call the toll-free number. 4 Follow the recorded instructions: * Press 1 to vote as the Board recommends * Press 2 to vote each proposal individually Vote by Internet Go to website: www.proxyvote.com Follow these four easy steps: 4 Read the accompanying Proxy materials. 4 Go to website www.proxyvote.com. 4 Have your vote instruction form in hand when you access the website. 4 Follow the simple instructions. ********* Note ********** When voting online, you may also elect to give your consent to have all future proxy materials delivered to you electronically.

IMPORTANT INFORMATION REGARDING VOTING YOUR ACCOUNTS

With the listing of the Class A shares of common stock of Retail Properties of America, Inc. (“RPAI”), formerly Inland Western Retail Real Estate Trust, Inc., on the New York Stock Exchange (“NYSE”), many stockholders have moved shares of RPAI into a brokerage account.

Please be aware that the enclosed proxy card relates only to those shares which you continue to hold directly in your name.  If you own any additional shares that are held by a bank or broker, you will receive a separate proxy mailing from your bank or broker relating to the RPAI shares you hold in a brokerage account.

We urge you to sign and return the enclosed proxy card plus any proxy voting forms that you may receive from your bank or broker with respect to RPAI shares held in a brokerage account in order to ensure that ALL of your shares of RPAI will be represented at the 2012 Annual Meeting of Stockholders on October 9, 2012.  Your vote is very important.  Please promptly mark, sign, date and return the enclosed proxy card in the enclosed envelope or you may vote by telephone or internet by following the instructions shown on the enclosed proxy card. If you have any questions regarding voting your shares, please contact our proxy solicitor, Morrow & Co., LLC at (800) 573-4804.  Thank you for your continued support of RPAI.

Retail Properties of America, Inc.  2901 Butterfield Road  Oak Brook, IL 60523  800.541.7661  www.rpai.com